Exhibit 99.1

Naked Brand Group and Bendon Limited Announce Form F-4 Registration Statement Declared Effective By SEC, Mailing of Definitive Proxy Statement/Prospectus for Proposed Business Combination

NEW YORK- April 30, 2018 - Naked Brand Group Inc. (NASDAQ:NAKD) (“Naked”), an innovative fashion and lifestyle brand, and Bendon Limited (“Bendon”), a global leader in intimate apparel and swimwear, today announced that the registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission (“SEC”) by Bendon Group Holdings Limited (“Holdco”) on March 20, 2018, as amended, was declared effective by the SEC on April 26, 2018. The registration statement was filed in connection with the proposed business combination of Naked, Bendon and Holdco. The registration statement includes a definitive proxy statement of Naked and a prospectus of Holdco. The definitive proxy statement/prospectus and other materials are available on Naked’s website at ir.nakedbrand.com, as well as at http://proxyvote.com/ and with the SEC at www.sec.gov.

The special meeting of stockholders of Naked to consider and vote upon the proposed business combination will be held on May 31, 2018, at 10:00 a.m., Eastern Time, at the offices of Duane Morris LLP, Naked’s counsel, located at 1540 Broadway, 14th Floor, New York, NY 10034. Stockholders of record at the close of business on April 17, 2018 will receive the definitive proxy statement/prospectus and will be entitled to vote by proxy or in person at the special meeting. Stockholders should review the definitive proxy statement/prospectus and other proxy materials carefully. Stockholders that need assistance or have questions about voting their shares should contact Morrow Sodali, at 800-662-5200 or NAKD@morrowsodali.com.

Holdco is not currently a public company and has applied for listing on the Nasdaq Capital Market to be effective at the time of the completion of the business combination. Completion of the business combination is subject to certain conditions, including approval by Naked’s stockholders, the approval of Holdco’s application for the listing of its shares on the Nasdaq Capital Market and other customary closing conditions and regulatory approvals. There can be no assurance that Nasdaq will approve Holdco’s listing application.

About Naked Brand Group Inc.:

Naked was founded on one basic desire - to create a new standard for how products worn close to the skin fit, feel, and function. Currently featuring an innovative and luxurious collection of innerwear products, the Company plans to expand into additional apparel and product categories that exemplify the mission of the brand, such as activewear, swimwear, sportswear and more. Naked's women's and men's collections are available at www.wearnaked.com, as well as through some of the leading online retailers and department stores in North America, including Nordstrom Dropship, Bloomingdale's, Dillard's, , SaksFifthAvenue.com, Amazon.com, and Chico’s, among others. Renowned designer and sleepwear pioneer and Chief Executive Officer, Carole Hochman, leads Naked from its headquarters in New York City. http://www.nakedbrands.com/

About Bendon Limited:

Bendon is a global leader in intimate apparel and swimwear renowned for its best in category innovation in design, and technology and unwavering commitment to premium quality products throughout its 70-year history. Bendon has a portfolio of 10 highly productive brands, including owned brands Bendon, Bendon Man, Davenport, Evollove, Fayreform, Hickory, Lovable (in Australia and New Zealand) and Pleasure State, as well as licensed brands Heidi Klum Intimates and Swimwear, Stella McCartney Lingerie and Swimwear and Frederick’s of Hollywood Intimates and Swimwear.

http://www.bendongroup.com/

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Additional Information and Where to Find It

In connection with the proposed business combination among Naked, Bendon and Holdco (the “Business Combination”), Holdco filed with the SEC, and the SEC has declared effective on April 26, 2018, a Registration Statement on Form F-4 (File No. 333-223786) (as amended, the “Registration Statement”). The Registration Statement includes a proxy statement/prospectus that is both the definitive proxy statement distributed to holders of the Naked’s common stock in connection with the solicitation by Naked of proxies for the vote by the stockholders on the Business Combination and a prospectus of Holdco in connection with the distribution of its securities to such holders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS COMBINATION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NAKED, BENDON AND HOLDCO AND THE PROPOSED BUSINESS COMBINATION. Stockholders are able to obtain copies of the Registration Statement, the definitive proxy statement/prospectus and other relevant materials containing important information about Naked, Bendon and Holdco, without charge, at the SEC's Internet site at http://www.sec.gov or by directing a request to: Naked Brand Group Inc., 180 Madison Avenue, Suite 1505, New York, New York, 10016, Attention: Investor Relations; and/or on Bendon’s website at www.bendongroup.com or by directing a written request to Bendon Limited, 8 Airpark Drive, Airport Oaks, Auckland 2022, New Zealand or by emailing lucy.martyn@bendon.com.

Participants in the Solicitation

This is not a solicitation of a proxy from any investor or security holder. Naked and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Naked’s stockholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Business Combination of Naked’s directors and officers in Naked’s filings with the SEC. Additional information regarding the directors and executive officers of Naked is also included in Naked’s Annual Report on Form 10-K for the year ended January 31, 2017 and in the definitive proxy statement/prospectus. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Naked’s shareholders in connection with the proposed Business Combination are set forth in the definitive proxy statement/prospectus for the proposed Business Combination. This document is available free of charge at the SEC’s web site (www.sec.gov) and from Naked’s Investor Relations department at the address described above.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this communication, other than purely historical information, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in or incorporated by reference into this communication regarding strategy, future operations, future transactions, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements regarding: Holdco’s anticipated listing on the Nasdaq Capital Market in connection with the closing of the Business Combination, the special meeting of stockholders of Naked and the completion of the proposed Business Combination. Naked, Bendon and/or Holdco may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability of Naked, Holdco and Bendon to consummate the transaction contemplated by the Agreement and Plan of Reorganization, as amended, the risk that one or more of the conditions to closing contained in the Agreement and Plan of Reorganization may not be satisfied, including, without limitation, the receipt of stockholder approval of the Naked stockholders, or the listing of Holdco’s ordinary shares on the Nasdaq Capital Market, the risk that the parties may otherwise be unable to consummate the proposed Business Combination, and the risk that competing offers or acquisition proposals will be made. Naked, Bendon and Holdco disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

Investors:
ICR
Jean Fontana/Megan Crudele, 646-277-1200
jean.fontana@icrinc.com
or
Media:
ICR
Alecia Pulman/Brittany Fraser, 203-682-8200
NakedBrandsPR@icrinc.com